EXHIBIT 99

CONTACT:  Keith Miller
          (314) 889-0799

FOR IMMEDIATE RELEASE


       MARK TWAIN EARNINGS INCREASE 16.4% TO $47.71 MILLION,
           FOURTH QUARTER AND YEARLY RESULTS SET RECORDS



St. Louis, Mo., January 16, 1996. . . Mark Twain Bancshares, Inc., today announced a 16.4% increase in earnings for 1995 over 1994. Net income for the year totaled $47.71 million, and is a record high for the 32-year-old company. This was Mark Twain's fifth consecutive year of record earnings. Fourth quarter income was $12.50 million, achieving the 19th consecutive quarter of record earnings.

Primary earnings per share for the year grew 15.4% to $2.93, up from $2.54 for 1994. Fully diluted earnings per share for the year rose 14.9% to $2.85.

Return on average assets was 1.72% in 1995, compared to 1.55% in 1994. Return on common shareholders' equity was 18.68% for the year, up from 18.30% last year.

"It's been another record-breaking year for Mark Twain. Our 1995 results are outstanding," says John P. Dubinsky, Mark Twain
Bancshares President and Chief Executive Officer. "For five years in a row, Mark Twain has achieved record results and set new standards of excellence. These 1995 results further strengthen Mark Twain's position as one of the nations's top-performing bank holding companies."

The company's fourth quarter results also broke records. Income for the quarter totaled $12.5 million, up 12.4% from fourth quarter 1994. Primary earnings per share grew 10.1% for the fourth quarter to total $.76, as compared to $.69 for the fourth quarter of 1994. Fully diluted earnings per share totaled $.74 for the quarter, an increase of 10.4% over $.67 for the fourth quarter 1994.

Return on average assets for the quarter was 1.75%, compared to 1.65% for the fourth quarter of 1994. Return on common shareholder's equity for the quarter was 18.36%, compared to 19.02% for the same period in 1994.

                           -- more --

Earnings -- Add One

As a result of these higher performance levels, the board of directors of Mark Twain Bancshares, Inc. previously announced on January 4, 1996, a 14.8% increase in its common stock cash dividend to a new annual rate of $1.24, effective with the first quarter payment.

Dubinsky attributes Mark Twain's results to the company's continuing successful implementation of key principles, which include maintaining high quality assets, minimizing increases in overhead expenses, maximizing opportunities for profitable growth, and aggressively soliciting new profitable business. He also indicated that in 1995 Mark Twain again experienced strong loan growth, increased net interest income, low loan losses, and a record level of efficiency and productivity.

Net interest income, on a fully tax equivalent basis, increased 3.2% for the year to total $129.43 million. Net interest margin for the year was 5.03%, compared to 5.10% for 1994. Net interest margin for fourth quarter 1995 was 4.85%, compared to 5.23% for fourth quarter 1994.

In 1995, Mark Twain continued its focus on improving productivity, and ended the year with a record-level efficiency ratio of 52.15%. Total overhead expenses actually declined 4.2% compared to 1994. The efficiency ratio was 53.05% for fourth quarter 1995 as compared to 54.67% for fourth quarter 1994. Excluding a fourth quarter 1995 non-recurring item, the efficiency ratio was 50.90% and 48.03% for the year and fourth quarter, respectively.

Loan demand and loan outstandings have continued to rise steadily. Loan outstandings at year-end were $1.972 billion, an increase of 6.0% from year-end 1994. Average loans for 1995 totaled $1.916 billion, an increase of 9.6% over last year.

Mark Twain's asset quality remained strong for the year, with non-performing assets representing 1.00% of total loans plus foreclosed real estate, compared to .95% at year-end 1994 and 1.20% at year-end 1993. The loan loss reserve at year-end 1995 represents 1.55% of total loans, the same level at year-end 1994. Mark Twain continues to experience low loan loss levels. Net charge-offs for the year were .18% of average loans, down from .21% for 1994.

Total assets for the year averaged $2.767 billion, compared to $2.646 billion in 1994, an increase of 4.6%. Year-to-date average deposits were $2.283 billion, compared to $2.200 billion in 1994, an increase of 3.8%.

                           -- more --

Earnings -- Add two

Combined revenues from the fee divisions increased 11.55% for 1995, compared to last year. The Capital Markets Group, which includes bond and brokerage operations, experienced increases in fee income of 14.5% for the year and 10.7% for the fourth quarter, compared to the same periods last year. The Trust Division showed increases in revenue of 4.6% for the year and 16.9% for the fourth quarter, compared to the same periods last year.

Mark Twain Bancshares, Inc. is a 32-year-old bank holding company with 34 banking locations in three states: 20 throughout St. Louis, St. Louis County, and St. Charles County, as well as 10 in the Kansas City metropolitan area, and four in the Illinois communities of Belleville and Edwardsville. Mark Twain also operates 33 brokerage locations in three states. Related financial services include: Mark Twain Capital Markets Group; Mark Twain Brokerage Services, Inc.; Mark Twain Commercial Finance Division; Mark Twain International Division; Mark Twain Leasing Division; and Mark Twain Trust Division. Mark Twain stock is traded over-the-counter under the NASDAQ symbol MTWN. The Mark Twain Banks World Wide Web address is http://www.marktwain.com.

                                # # #

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                       December 31,   December 31,
                                                                                              1995           1994
                                                                                       ------------   -------------
                                                                                           (in thousands of $)
ASSETS
  Cash and due from banks                                                                $  156,207     $  139,947
  Interest bearing deposits with banks                                                            -             54
  Federal funds sold and securities
    purchased under resale agreements                                                         7,900          1,600
  Trading account securities                                                                 63,579         32,909
  Securities available for sale                                                             445,808        228,359
  Investment securities                                                                     244,094        353,958
  Loans, net of allowance for loan losses of
    $30,508 and $28,894, respectively                                                     1,941,431      1,831,261
  Premises and equipment                                                                     20,764         27,910
  Accrued income receivable                                                                  17,830         17,572
  Other assets                                                                               70,618         55,146
                                                                                         ----------     ----------
    Total assets                                                                         $2,968,231     $2,688,716
                                                                                         ==========     ==========
LIABILITIES
  Non-interest bearing deposits                                                          $  519,155     $  461,958
  Interest bearing deposits                                                               1,938,237      1,810,099
                                                                                         ----------     ----------
    Total deposits                                                                        2,457,392      2,272,057
                                                                                         ----------     ----------
  Short-term borrowings                                                                     165,731        148,118
  Other liabilities                                                                          50,712         14,103
  Long-term debt                                                                             18,490         20,389
                                                                                         ----------     -----------
    Total liabilities                                                                     2,692,325      2,454,667
                                                                                         ----------     -----------

SHAREHOLDERS' EQUITY
  Preferred stock, $25.00 par value, authorized
    and unissued 500,000 shares                                                                   -              -
  Common stock, $1.25 par value, authorized
    30,000,000 shares, issued 16,508,220
    and 16,375,527 shares, respectively                                                      20,635         20,469
  Surplus                                                                                    63,630         60,246
  Undivided profits                                                                         194,888        164,513
  Unrealized net appreciation (depreciation),
     available for sale securities                                                            1,026         (9,623)
                                                                                         ----------     ----------
                                                                                            280,179        235,605
  Less common treasury stock at cost, 362,685
    and 398,633 shares, respectively                                                          4,273          1,556
                                                                                         ----------     ----------
    Total shareholders' equity                                                              275,906        234,049
                                                                                         ----------     ----------
      Total liabilities and
       shareholders' equity                                                              $2,968,231     $2,688,716
                                                                                         ==========     ==========

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                                                  For the Twelve Months       For the Three Months
                                                                                    Ended December 31,          Ended December 31,
                                                                                    1995          1994          1995         1994
                                                                                    ----          ----          ----         ----
                                                                                      (in thousands of $ except per share data)

INTEREST FROM EARNING ASSETS
  Interest and fees on loans                                                      $180,955     $146,845       $45,478      $41,034
  Interest on investment securities:
     Taxable                                                                        22,207       24,581         4,972        5,793
     Non-taxable                                                                       173          674            31          145
  Interest on trading account securities                                             3,003        4,197           890        1,166
  Interest on securities available for sale                                         15,884       15,056         4,745        3,901
  Interest on mortgage loans held for resale                                             -        2,453             -            -
  Interest on deposits with banks                                                        -            3             -            -
  Interest on federal funds sold and securities
     purchased under resale agreements                                                 951          804           388          192
                                                                                  --------     --------       -------      -------
       Total interest income                                                       223,173      194,613        56,504       52,231
                                                                                  --------     --------       -------      -------
INTEREST EXPENSE
  Interest on deposits                                                              85,006       62,479        22,810       17,505
  Interest on short-term borrowings                                                  8,414        6,337         1,476        1,876
  Interest on long-term debt                                                         1,512        1,776           347          416
                                                                                  --------     --------       -------      -------
       Total interest expense                                                       94,932       70,592        24,633       19,797
                                                                                  --------     --------       -------      -------
  Net interest income                                                              128,241      124,021        31,871       32,434
  Provision for loan losses                                                          5,003        5,526         1,659        1,027
                                                                                  --------     --------       -------      -------
  Net interest income after provision for loan losses                              123,238      118,495        30,212       31,407
                                                                                  --------     --------       -------      -------
OTHER INCOME
  Service charges on deposit accounts                                                7,051        7,398         1,831        1,792
  Securities transactions                                                              296          309           250            -
  Other income                                                                      29,439       27,793         7,316        6,576
                                                                                  --------     --------       -------      -------
       Total other income                                                           36,786       35,500         9,397        8,368
                                                                                  --------     --------       -------      -------
OTHER EXPENSES
  Salaries                                                                          41,011       41,062         9,913       10,273
  Employee benefits                                                                  6,520        6,589         1,318        1,420
  Net occupancy expense                                                              9,339        9,302         2,299        2,324
  Furniture and equipment expense                                                    3,883        4,568           989        1,150
  Other expenses                                                                    25,769       28,761         7,383        7,350
                                                                                  --------     --------       -------      -------
       Total other expenses                                                         86,522       90,282        21,902       22,517
                                                                                  --------     --------       -------      -------
  Income before income taxes                                                        73,502       63,713        17,707       17,258
  Applicable income taxes                                                           25,789       22,731         5,210        6,138
                                                                                  --------     --------       -------      -------
       Net income                                                                 $ 47,713     $ 40,982       $12,497      $11,120
                                                                                  ========     ========       =======      =======
NET INCOME PER SHARE:

  Primary                                                                            $2.93        $2.54         $ .76        $ .69
                                                                                     =====        =====         =====        =====
  Fully diluted                                                                      $2.85        $2.48         $ .74        $ .67
                                                                                     =====        =====         =====        =====
COMMON DIVIDENDS PAID PER SHARE                                                      $1.08        $ .96         $ .27        $ .24
                                                                                     =====        =====         =====        =====

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

                                            Year Ended December 31, 1995                  Year Ended December 31, 1994
                                        ---------------------------------------     -----------------------------------
                                         Average                      Yield/        Average                   Yield/
(in thousands of dollars)                Balance       Interest        Rate         Balance       Interest       Rate
-------------------------------------------------------------------------------     -----------------------------------

ASSETS
Interest earning assets:
Loans <F1><F2>                          $1,916,374       $181,975       9.50%       $1,748,639       $147,817      8.45%
Taxable investment securities              331,174         22,207       6.71%          356,037         24,581      6.90%
Non-taxable investment securities <F1>       3,161            266       8.42%           12,019          1,034      8.60%
Trading account securities                  47,559          3,003       6.31%           64,466          4,197      6.51%
Securities available for sale <F1>         257,669         15,959       6.19%          227,591         15,070      6.62%
Mortgage loans held for resale                   -              -           -           33,513          2,453      7.32%
Interest bearing deposits with banks             -              -           -              114              3      2.63%
Federal funds sold and securities
  purchased under resale agreements         15,808            951       6.02%           18,175            804      4.42%
                                        ----------       --------       -----       ----------       --------      -----
Total interest earning assets            2,571,745        224,361       8.72%        2,460,554        195,959      7.96%
                                                         --------       =====                        --------      =====
Non-interest earning assets:
Cash and due from banks                    107,551                                     115,279
Other assets                               122,970                                     104,662
FASB No. 115 allowance                      (5,938)                                     (7,431)
Allowance for loan losses                  (29,694)                                    (27,556)
                                        ----------                                  ----------
    Total                               $2,766,634                                  $2,645,508
                                        ==========                                  ==========
LIABILITES AND SHAREHOLDER'S EQUITY
Interest bearing liabilities:
Interest bearing demand deposits        $  225,609          4,833       2.14%       $  251,849          4,933      1.96%
Savings and money market deposits          678,466         25,950       3.82%          727,797         22,018      3.03%
Time deposits                              977,600         54,223       5.55%          821,545         35,528      4.32%
Short-term borrowings                      155,939          8,414       5.40%          169,715          6,337      3.73%
Long-term debt                              19,666          1,512       7.69%           23,144          1,776      7.67%
                                        ----------       --------       -----       ----------       --------      -----
Total interest bearing liabilities       2,057,280         94,932       4.61%        1,994,050         70,592      3.54%
                                                         --------       =====                        --------      =====
Non-interest bearing liabilities:
Non-interest bearing deposits              401,096                                     398,310
Other liabilities                           52,825                                      29,176
Shareholders' equity                       255,433                                     223,972
                                        ----------                                  ----------
    Total                               $2,766,634                                  $2,645,508
                                        ==========                                  ==========
Net interest income                                      $129,429                                    $125,367
                                                         ========                                    ========
Net interest margin                                                     5.03%                                      5.10%
                                                                        =====                                      =====

<F1>Fully tax-equivalent using tax rate of 35% in 1995 and 1994.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

                                         Three Months Ended December 31, 1995     Three Months Ended December 31, 1994
                                        --------------------------------------    ------------------------------------
                                         Average                       Yield/      Average                      Yield/
(in thousands of dollars)                Balance         Interest       Rate       Balance       Interest       Rate
------------------------------------------------------------------------------    ------------------------------------
ASSETS
Interest earning assets:
Loans <F1><F2>                          $1,938,724        $45,716       9.36%       $1,798,582       $41,321       9.11%
Taxable investment securities              298,040          4,972       6.62%          351,328         5,793       6.54%
Non-taxable investment securities <F1>       2,302             48       8.27%           10,134           229       8.97%
Trading account securities                  59,716            890       5.91%           65,271         1,166       7.09%
Securities available for sale <F1>         305,003          4,761       6.19%          249,920         3,912       6.21%
Mortgage loans held for resale                   -              -           -                -             -          -
Interest bearing deposits with banks             -              -           -               52             -          -
Federal funds sold and securities
  purchased under resale agreements         25,607            388       6.01%           12,186           192       6.25%
                                        ----------        -------       -----       ----------       -------       -----
Total interest earning assets            2,629,392         56,775       8.57%        2,487,473        52,613       8.39%
                                                          -------       =====                        -------       =====
Non-interest earning assets:
Cash and due from banks                    107,952                                     118,897
Other assets                               124,388                                     112,895
FASB No. 115 allowance                      (1,354)                                    (13,103)
Allowance for loan losses                  (30,095)                                    (28,035)
                                        ----------                                  ----------
    Total                               $2,830,283                                  $2,678,127
                                        ==========                                  ==========
LIABILITES AND SHAREHOLDER'S EQUITY
Interest bearing liabilities:
Interest bearing demand deposits        $  221,332          1,202       2.15%       $  237,664         1,239       2.07%
Savings and money market deposits          680,167          6,549       3.82%          722,300         6,037       3.32%
Time deposits                            1,040,024         15,059       5.74%          857,110        10,229       4.73%
Short-term borrowings                      118,939          1,476       4.92%          162,770         1,876       4.57%
Long-term debt                              18,717            347       7.36%           21,482           416       7.68%
                                        ----------        -------       -----       ----------       -------       -----
Total interest bearing liabilities       2,079,179         24,633       4.70%        2,001,326        19,797       3.92%
                                                          -------       =====                        -------       =====
Non-interest bearing liabilities:
Non-interest bearing deposits              419,193                                     414,346
Other liabilities                           61,914                                      30,507
Shareholders' equity                       269,997                                     231,948
                                        ----------                                  ----------
      Total                             $2,830,283                                  $2,678,127
                                        ==========                                  ==========
Net interest income                                       $32,142                                    $32,816
                                                          =======                                    =======

Net interest margin                                                     4.85%                                      5.23%
                                                                        =====                                      =====

<F1>Fully tax-equivalent using tax rate of 35% in 1995 and 1994.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
SUMMARY OF ALLOWANCE FOR LOAN LOSSES

                                                                     Twelve Months Ended                 Three Months Ended
                                                                        December 31,                        December 31,
(in thousands of $)                                                 1995            1994                1995             1994
                                                                 ------------------------            -------------------------
Allowance at beginning of period                                 $28,894          $27,012            $30,048           $27,934

Charge-offs                                                       (4,342)          (4,768)            (1,385)             (350)
Recoveries                                                           953            1,124                186               283
                                                                 -------          -------            -------           -------
 Net charge-offs                                                  (3,389)          (3,644)            (1,199)              (67)

Additions to allowance charged to expense                          5,003            5,526              1,659             1,027
                                                                 -------          -------            -------           -------
Allowance at end of period                                       $30,508          $28,894            $30,508           $28,894
                                                                 =======          =======            =======           =======

Loans, net of unearned income at
  end of period                                               $1,971,939       $1,860,155

Average loan balance for the period                           $1,916,374       $1,748,639         $1,938,724        $1,798,582

Allowance as % of loans at
  end of period                                                    1.55%            1.55%

Allowance as % of non-performing loans                           213.31%          342.79%

Net charge-offs as % of average loans
  for the period                                                    .18%             .21%               .06%                -

Annualized net charge-offs as % of
  average loans for the period                                                                          .25%              .01%

MARK TWAIN BANCSHARES, INC.
NON-PERFORMING ASSETS

                                            December 31,     September 30,       June 30,         March 31,       December 31,
(in thousands of $)                             1995              1995             1995              1995               1994
                                            ---------------------------------------------------------------------------------
Non-accrual loans                            $13,663           $ 8,629           $ 9,165           $ 9,509            $ 6,813
Restructured loans                               109               109               484               484                484
Foreclosed real estate                         6,099            10,726             9,520            10,478             10,523
                                             -------           -------           -------           -------            -------
  Total non-performing assets                $19,871           $19,464           $19,169           $20,471            $17,820
                                             =======           =======           =======           =======            =======
Percentage of non-performing
  assets to loans plus foreclosed
  real estate                                  1.00%             1.00%              .99%             1.08%               .95%
Loans contractually past due
  ninety days or more                           $530              $539              $782              $543             $1,132
Percentage of non-performing
  assets plus ninety days past due
  to loans plus foreclosed real estate         1.03%             1.03%             1.03%             1.11%              1.01%
Percentage of allowance to
  non-performing loans                       213.31%           323.90%           287.23%           275.69%            342.79%
Percentage of allowance to total
  non-performing assets                      153.53%           154.38%           156.30%           141.89%            162.14%
Percentage of allowance to
  risk elements*                             149.54%           150.22%           150.17%           138.23%            152.46%
Percentage of risk elements*
  to total average assets                       .74%              .73%              .73%              .79%               .72%


* Risk elements include total non-performing assets plus loans contractually past due ninety days or more.

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
COMPUTATION OF EARNINGS PER COMMON SHARE

                                                                  Twelve Months Ended                 Three Months Ended
                                                                    December 31,                         December 31,
(in thousands of $ except per share data)                        1995           1994                 1995             1994
                                                              ------------------------            -------------------------
PRIMARY
  Earnings:
   Net income                                                 $47,713          $40,982            $12,497           $11,120
                                                              =======          =======            =======           =======
  Shares:
   Weighted average number of common
      shares outstanding                                   16,056,927       15,887,699         16,114,786        15,966,008
   Weighted average number of common
      share equivalents                                       231,912          215,410            295,030           188,024
                                                           ----------       ----------         ----------        ----------
                                                           16,288,839       16,103,109         16,409,816        16,154,032
                                                           ==========       ==========         ==========        ==========

  Primary earnings per common share                             $2.93            $2.54               $.76              $.69
                                                                =====            =====               ====              ====

ASSUMING FULL DILUTION
  Earnings:
    Net income                                                $47,713          $40,982            $12,497           $11,120
    After tax interest applicable to
      convertible notes                                           343              426                 66                98
    After tax amortization of capital
      note fees                                                    51               62                 17                12
                                                              -------          -------            -------           -------
  Fully diluted net income                                    $48,107          $41,470            $12,580           $11,230
                                                              =======          =======            =======           =======
  Shares:
    Weighted average number of common
      shares outstanding                                   16,056,927       15,887,699         16,114,786        15,966,008
    Assuming conversion of convertible notes
      and dilutive stock options                              847,186          828,164            776,687           748,465
                                                           ----------       ----------         ----------        ----------
                                                           16,904,113       16,715,863         16,891,473        16,714,473
                                                           ==========       ==========         ==========        ==========

  Earnings per common share assuming full dilution              $2.85            $2.48               $.74              $.67
                                                                =====            =====               ====              ====